UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 10, 2012 (March 5, 2012)

BRAMPTON CREST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1321002	30-0286164

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3107 Stirling Road, Suite 201 Fort Lauderdale, FL	33312
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(305) 374-0555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)   Previoua Independent Accountant..

On February 15, 2012, Malcolm L. Pollard, Inc.(“Pollard”) ,the Company’s independent public accountant, resigned.

Pollard’sr audit reports on thefinancial statements of the Company as of and for the fiscal years ended December 31, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles .

In connection with Pollard’s audit reports for the fiscal years ended December 31, 2009 and 2010 (the “Financial Statements”), and the subsequent period through the date of resignation, there were no disagreements with Pollard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s if not resolved to the satisfaction of Pollard, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report on the Financial Statements. In addition, in connection with the two most recent fiscal years and through the date of Pollard’s resignation, there have been no reportable events as described in Item 304 (a)(1)(v) of Regulation S-K. A copy of Pollard’s letter datedApril 10, 2012, stating that Pollard agrees with the foregoing statements is filed as Exhibit 16.1 to this Current Report of Form 8-K.

(b)   New Independent Accountants.

On February 28, 2012, the Company’s board of directors engaged the accounting firm of Daszkal Bolton LLP as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ended December 31, 2011. The Company did not consult with Daszkal Bolton LLP during the two most recent fiscal years and subsequent interim period preceding the engagement of Daszkal Bolton, LLP on March 7, 2012 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements., and neither a written report nor oral advice was provided to the Company that Daszkal Bolton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or reportable event as defined in Item 304 (a)(1)(iv), (v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from Malcolm L. Pollard, Inc. dated April 10, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2012

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Brampton Crest International, Inc.

Dated: April 10, 2012	/s/ Joseph Giuliano
Joseph Giuliano, Chief Executive Officer and Chief Financial Officer